UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2024

FUNDAMENTAL GLOBAL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

108 Gateway Blvd, Suite 204 Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

(704) 998-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Voting Shares, $0.001 par value	FGF	The Nasdaq Stock Market LLC
8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of Strong Global Entertainment

On September 30, 2024, an indirect majority-owned subsidiary of Fundamental Global Inc. (the “Company”), Strong Global Entertainment, Inc., a company existing under the laws of the Province of British Columbia (“SGE”), and Fundamental Global Holdings BC ULC, an unlimited liability company existing under the laws of the Province of British Columbia and an indirect wholly-owned subsidiary of the Company (“FG BC”), and 1483530 B.C. Ltd., a newly formed subsidiary of FG BC (“Subco”), completed an arrangement transaction pursuant to the terms of the Arrangement Agreement, dated May 30, 2024 (the “Arrangement Agreement”) among such parties, and implemented the plan of arrangement contemplated therein (the “Plan of Arrangement”). In connection with the Arrangement Agreement, among other matters, shares of Class A Common Voting shares of SGE (the “SGE Common Shares”) were deemed to be transferred by the holders thereof to FG BC in exchange for the arrangement consideration (“Arrangement Consideration”) consisting of 1.5 shares of the Company’s common stock, with any fractional shares being rounded up to the nearest whole share.

The Arrangement Agreement and Plan of Arrangement were approved and authorized by stockholders of SGE on September 17, 2024, and a final order of the Supreme Court of British Columbia approving and authorizing the transaction was issued on September 23, 2024.

The issuance of the Arrangement Consideration was registered pursuant to a joint proxy statement/prospectus on Form S-4 (Registration No. 333-280346) (as amended, the “Joint Proxy Statement/Prospectus”) filed with the Securities Exchange Commission (the “Commission”) and declared effective on July 31, 2024.

The Joint Proxy Statement/Prospectus contains among other things (i) summary descriptions of the Arrangement Agreement and Plan of Arrangement (see section titled “Arrangement Agreement and Plan of Arrangement” beginning on page 69), each of which is included as an exhibit thereto, (ii) historical financial statements of the parties (see “Financial Statements” beginning on page F-1) and pro forma financial information (see “Unaudited Pro Forma Combined Financial Information” beginning on page 14), and (iii) information regarding certain relationships and related transactions (see “Certain Relationships and Related Person Transactions” beginning on page 101), which descriptions are incorporated herein by reference. The summary descriptions of the Arrangement Agreement and Plan of Arrangement are not complete and are qualified in their entirety by reference to the full text of such documents filed with the Joint Proxy Statement/Prospectus.

Prior to the closing, SGE completed the transfer of its subsidiary, Strong/MDI Screen Systems, Inc. (“MDI”), to FG Acquisition Corp., a Canadian special purpose acquisition company (“FGAC”), which was renamed Saltire Holdings, Ltd (“Saltire”), on the terms described in the Joint Proxy Statement/Prospectus, including the receipt of the equivalent of approximately $29.5 million in cash and preferred and common shares of Saltire, consisting of: (i) cash consideration in an amount equal to 25% of the net proceeds of a concurrent private placement (or $0.8 million), (ii) the issuance of preferred shares with an initial preferred share redemption amount of $9.0 million, and (iii) the issuance $19.7 million of Saltire common shares.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Plan of Arrangement, SGE’s common stock was listed and traded on the New York Stock Exchange (“NYSE”) under the trading symbol “SGE.” In connection with the completion of the Plan of Arrangement, SGE will be delisted from NYSE prior to the open of trading on September 30, 2024. SGE will also file with the SEC a Form 15 requesting that the reporting obligations of SGE under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Arrangement Agreement, Todd Major became the Company’s Chief Accounting Officer and Principal Accounting Officer. Information regarding Mr. Major and his compensation is included in the Joint Proxy Statement/Prospectus in the section titled “The SGE Stockholder Meeting” beginning on page 54 and is incorporated by reference. Mr. Major’s compensation will be substantially the same as his prior compensation with SGE following the closing of the Arrangement Agreement.

Item 7.01 Regulation FD Disclosure.

On September 30, 2024, the Company issued a press release in connection with the completion of the Arrangement Agreement and Plan of Arrangement, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of the business acquired are incorporated by reference to the Joint Proxy Statement/Prospectus (see “Financial Statement” beginning on page F-1).

(b) Pro Forma Financial Information

Pro forma financial information regarding the business acquired is incorporated by reference to the Joint Proxy Statement/Prospectus (see “Unaudited Pro Forma Combined Financial Information” beginning on page 14).

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, September 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDAMENTAL GLOBAL INC.

Date: October 2, 2024	By:	/s/ Mark D. Roberson
Mark D. Roberson
Chief Financial Officer